
HIGHLAND PRINCE

Howard Weil
42nd Annual Energy Conference

March 2014

GULFMARK OFFSHORE

Forward Looking Statements

Cautionary Statement Regarding Forward-Looking Statements

Certain statements and information in this presentation may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "anticipate," "plan," "intend," "foresee," "should," "would," "could" or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. All comments concerning our expectations for future revenues are based on our forecasts for our existing operations. Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. Among the important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the price of oil and gas and its effect on offshore drilling, vessel utilization and day rates; industry volatility; fluctuations in the size of the offshore marine vessel fleet in areas where the Company operates; changes in competitive factors; delays or cost overruns on construction projects, and other material factors that are described from time to time in the Company's filings with the SEC, including the registration statement and the Company's Annual Report on Form 10-K for the year ended December 31, 2013, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Consequently, the forward-looking statements contained herein should not be regarded as representations that the projected outcomes can or will be achieved. These forward-looking statements speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

Long Term Revenue & EBITDA



$700
$600
$500
$400
$300
$200
$100
$0
In Millions of U.S. Dollars
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Utilization
Company Guidance
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014 Consensus**
Revenue
EBITDA*
Utilization

* Adjusted for Special Items, See Supporting Information at the end of this Presentation
** Bloomberg Consensus as of March 19, 2014

Global Vessel Diversification



WORLDWIDE	
PSV	53
AHTS	17
FSV	3
SpV	2
Total	**75**

US GULF	
PSV	17
FSV	1

MEXICO	
AHTS	2
FSV	1

TRINIDAD	
AHTS	2
FSV	1

NORWAY	
PSV	2

DENMARK	
PSV	2

BRAZIL	
PSV	5
SpV	1

UK	
PSV	22
SpV	1
AHTS	1

BRUNEI	
PSV	1

MYANMAR	
AHTS	1

THAILAND	
AHTS	2
PSV	1

AUSTRALIA	
PSV	1

VIETNAM	
AHTS	7
PSV	2

MALAYSIA	
AHTS	2

THE GULFMARK FLEET

Young & Versatile Fleet

Vessel Vintage by Year



Current
New Build
Program
Number of Vessels
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
1972
1973
1974
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Vessels in Current Fleet
Secondary Market Purchases
Vessel Disposals
Vessels Under Construction

A Changing Environment

Significant number of new generation rigs allows for increased:

- Deepwater activity
- Activity in remote drilling locations
- Harsh environment activity

Industry and regulatory call for higher specification vessels:

- Complex activities require higher specification vessels
- Increased cargo carrying capacity and flexibility



NORTH POMOR
RESCUE ZONE

Market Leading Arctic Class New Builds

GULFMARK OFFSHORE

THE NEW BREED OF PSV - ARCTIC CLASS

ST-216 Arctic, designed by Skipsteknisk AS for Gulf Offshore Norge.

ST-216 ARCTIC - DIESEL ELECTRIC VERSION

MAIN CHARACTERISTICS

LENGTH OVER ALL:	92,60 M
BREADTH MOULDED:	19,20 M
DEAD WEIGHT AT 6.95M DRAFT:	APP. 4700 T

CLASS NOTATIONS

DNV +1A1 SF, E0, DK(+), DYNPOS AUTR, HL(2,8), LFL*, CLEAN DESIGN, COMFC(3)-V(3), NAUT-OSV(A), ICE-1B, WINTERIZED BASIC, SPS, OIL RECOVERY

OTHER REGULATIONS: STANDBY RESCUE (NMD 300), OIL RECOVERY NOFO 2009 (1,9), ERN (99,99,99,99)



ERN 99.99.99.99
Catalytic Converters Reduce Pollution
Dynamic Positioning, Fully Redundant
"Winterized" for Cold Water/ Weather Operations
Ergonomically Designed and Classed Navigation Bridge
Stand By Rescue System
Enclosed Forecastle Crew Protection
Stern Gate
Oil Recovery Trans Rec. Platform
Cargo Rail
Fuel Cargo Tanks
Switch Board Room
ICE-1B Bulbous Bow
"Clean Design" Double Hull
Main Propulsion (Contra Rotating)
Main Propulsion Motors
Special Product Tanks
Dry Bulk Tanks
Mud, Brine, Slop Tanks
Main Generator Sets
Bow Thruster (Tunnel)
Oil Recovery to NOFO 2009
Non-Intervention Mud-Brine Tank Cleaning System
Fuel-Saving Low Resistance Hull Form
Bow Thruster (Azimuth)

New Construction Delivery Schedule


300 Class Europe 887 DEFENDER DELIVERED - July 10, 2013
300 Class Arctic Europe Arctic POMOR DELIVERED - July 26, 2013
280 Class Europe 879 CHIEFTAIN DELIVERED - September 14, 2013
300 Class Europe 887 GUARDIAN DELIVERED - September 26, 2013
250 Class Europe 755 KNIGHT DELIVERED - October 11, 2013
300 Class Arctic Europe Arctic CRUYS DELIVERED - February 14, 2014
250 Class Europe 755 PRINCESS DELIVERED – March 22, 2014
280 Class US T-Sea POLARIS ESTIMATED – Q1/Q2 2014
280 Class US T-Sea REGULUS ESTIMATED - Q3 2014
300 Class US 887 HERCULES ESTIMATED - Q4 2014
300 Class US 887 PEGASUS ESTIMATED - Q2 2015
May-13 Jun-13 Jul-13 Aug-13 Sep-13 Oct-13 Nov-13 Dec-13 Jan-14 Feb-14 Mar-14 Apr-14 May-14 Jun-14 Jul-14 Aug-14 Sep-14 Oct-14 Nov-14 Dec-14 Jan-15 Feb-15 Mar-15 Apr-15

Vessel Enhancement Program

Phase I: 190 Class to 230 Class
Six Vessels Completed 2011-13

Avg. Cost per vessel	$2.4 million
Avg. Incremental days out of service	77
Estimated payback period	13 months
Return on capital	93%





Phase II: 210 Class to 260 Class

10 total vessel candidates

2 complete in 2013

1 complete in 2014

1 currently in process

Vessel Enhancement Completion Schedule

Phase II Enhancement Program: Eight 210 Class PSVs lengthened to 260 Class


St. Louis
Toulouse
Orleans
Esplanade
Bourbon
Royal
Chartres
Iberville
ST. LOUIS
COMPLETED – September 30, 2013
TOULOUSE
COMPLETED – November 9, 2013
ORLEANS
COMPLETED – March 15, 2014
ESPLANADE
ESTIMATED – Q2 2014
BOURBON
ESTIMATED – Q3 2014
ROYAL
ESTIMATED – Q4 2014
CHARTRES
ESTIMATED – Q1 2015
ESTIMATED – Q1 2015
IBERVILLE
Jun-13 Jul-13 Aug-13 Sep-13 Oct-13 Nov-13 Dec-13 Jan-14 Feb-14 Mar-14 Apr-14 May-14 Jun-14 Jul-14 Aug-14 Sep-14 Oct-14 Nov-14 Dec-14 Jan-15 Feb-15 Mar-15 Apr-15 May-15 Jun-15

Secondary Market Vessel Purchases

- Active in secondary market for appropriate vessels
  - Average one vessel purchase per year for last three years
  - Two in 2012: one 2010-built DP2 PSV for US GoM and one 2006-built DP2 PSV for UK North Sea.
  - One in 2014: 2012-built DP2 PSV for UK North Sea

- Augmented fleet in two largest regions

- Continuing search for similar assets


HIGHLAND LAIRD

DEMAND DRIVERS

GULFMARK
OFFSHORE

Rig Count Growth – North Sea

FLOATING RIGS	
Active	43
Scheduled Arrivals/Activations (through 2015)	8
% Increase	19%

JACKUPS	
Active	38
Scheduled Arrivals (through 2015)	8
% Increase	21%





Source: IHS Petrodata as of 3/19/14

Floating Rig Count Growth – U.S. GoM

FLOATING RIGS IN U.S. GOM	
Contracted	43
Scheduled Net Additions (through Q4 2015)	14
% Increase	33%

Source: IHS Petrodata as of 3/19/14





Vessel To Rig Ratio – U.S. Gulf of Mexico



10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
1
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
Historic
Forecast
8.3
8.1
6.5
5.3
5.2
4.4
4.5
4.5
5.0
4.3
4.4
4.4
4.5
4.4
4.6
4.5
4.4
4.4
4.3
Estimated Deliveries
11 Vessels 4 Rigs
8 Vessels 3 Rigs
11 Vessels 2 Rigs
7 Vessels 4 Rigs
Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
2011
2012
2013
2014
2015
Total Vessel to Rig Ratio

Sources: IHS Marine Base, IHS Rig Base as of 3/19/14

Assumptions:

1. *Q2 2014 includes remaining Q1 2014 vessel deliveries as of 3/19/14*
2. *Forecasted ratio reflects net rig deliveries (assuming 3 floating rig departures). All vessel deliveries are assumed incremental*

FINANCIAL INFORMATION

GULFMARK OFFSHORE

2013 GulfMark Revenue by Region

(in millions of U.S. dollars)


2013 Revenue $455 Million
2013 Revenue - $65
2013 EBITDA - $29
SE Asia
Americas
2013 Revenue - $205
2013 EBITDA - $89
North Sea
2013 Revenue - $185
2013 EBITDA - $69

Day Rate in Backlog Remains Strong



Dollars in Backlog, in thousands of U.S. Dollars
Day Rate in Backlog
Day Rate
in Backlog
$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
$25,000
$22,500
$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
$2,500
$0
Q3 2006
Q4 2006
Q1 2007
Q2 2007
Q3 2007
Q4 2007
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013

Net Debt Position



Net-Debt to Total Book Capitalization
Target Range
Net-Debt
$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
35%
30%
25%
20%
15%
10%
5%
0%
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013

2014 - 2015 Non-Operating Uses of Cash

(in millions of U.S. dollars)

Use	2014E	2015E
New Build Program	$ 98	$ 12
Acquisitions & Enhancements	67	10
Sub-Total	165	22
Dividends	26	26
Total Cash Uses	$ 191	$ 48

GulfMark Investment Highlights

- Focus on safe operations
- Geographically diversified OSV company
- Executing focused growth strategy
- Sound capital structure






NORTH POMOR
RESCUE ZONE

LEADERS IN GLOBAL OFFSHORE MARINE SERVICES

GULFMARK OFFSHORE

Reconciliation Of Adjusted EBITDA

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Net (loss) income	$0.5	($4.6)	$38.4	$89.7	$99.0	$183.8	$50.6	($34.7)	$49.9	$19.3	$70.6
Interest expense, net	12.8	17.0	18.4	14.4	4.8	12.8	19.9	20.7	21.6	22.9	23.6
Income tax (benefit)	0.2	(6.5)	3.4	3.0	30.2	11.7	(2.1)	(12.7)	4.7	2.7	5.0
Depreciation & Amortization	28.0	26.1	28.9	28.5	30.6	44.3	53.0	57.0	59.6	59.7	64.0
EBITDA	$41.5	$32.0	$89.1	$135.6	$164.6	$252.6	$121.5	$30.2	$135.8	$104.6	$163.2
Adjustments:											
Impairment	-	-	-	-	-	-	46.2	97.7	1.8	1.2	-
Debt refinancing costs	-	6.5	-	-	-	-	-	-	-	4.4	-
Accounting Change	-	7.3	-	-	-	-	-	-	-	-	-
Other	1.3	(1.5)	(0.5)	0.1	0.3	(1.6)	1.2	(0.1)	2.3	1.8	1.3
Adjusted EBITDA	$42.8	$44.3	$88.6	$135.7	$164.9	$251.0	$168.8	$127.8	$139.9	$111.9	$164.5

EBITDA is defined as net income (loss) before interest expense, net, income tax provision, and depreciation and amortization, which includes impairment. Adjusted EBITDA is calculated by adjusting EBITDA for certain items that we believe are non-cash or unusual, consisting of: (i) loss from unconsolidated ventures; (ii) minority interest; and (iii) other (income) expense, net. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP and should not be considered as an alternative to cash flow data, a measure of liquidity or an alternative to income from operations or net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP. EBITDA and Adjusted EBITDA are presented because we believe they are used by security analysts, investors and other interested parties in the evaluation of companies in our industry. However, since EBITDA and Adjusted EBITDA are not measurements determined in accordance with GAAP and are thus susceptible to varying calculations, EBITDA and Adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies.

GULFMARK
OFFSHORE

GulfMark
OFFSHORE

GULFMARK
OFFSHORE

GULFMARK
OFFSHORE

THE DIFFERENCE IS OUR PEOPLE

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